                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                  ONE GROUP-REGISTERED TRADEMARK- MUTUAL FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                           JESSICA K. DITULLIO, ESQ.
                              BANK ONE CORPORATION
                              100 E. BROAD STREET
                              COLUMBUS, OHIO 43215
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         N/A
         -----------------------------------------------------------------------
     (5) Total Fee paid:
         N/A
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
         N/A
         -----------------------------------------------------------------------
     (2) Form, schedule or Registration statement No.:
         N/A
         -----------------------------------------------------------------------
     (3) Filing Party:
         N/A
         -----------------------------------------------------------------------
     (4) Date Filed:
         N/A
         -----------------------------------------------------------------------

                ONE GROUP-REGISTERED TRADEMARK- INCOME BOND FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 1999

    Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of One Group Income Bond Fund (the "Fund"), a separate series of One Group-Registered Trademark- Mutual Funds (the "Trust"), will be held at 10:00 a.m. (Eastern Time) on November 19, 1999 at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio, 43219, for the following purposes:

    1. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the Fund;

    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

    Shareholders of record at the close of business on September 23, 1999 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                By Order of the Trustees

                                Charles L. Booth
                                Secretary

October 19, 1999

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

    1.  VOTING ON-LINE VIA THE INTERNET.

    2.  VOTING BY CALLING TOLL-FREE, OR

    3. MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THESE THREE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                ONE GROUP-REGISTERED TRADEMARK- INCOME BOND FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 1999

                             ---------------------

                                PROXY STATEMENT

    The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of One Group-Registered Trademark-Mutual Funds (the "Trust") on behalf of One Group Income Bond Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on November 19, 1999 at the Special Meeting of Shareholders of the Fund at 10:00 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne jointly by Banc One Investment Advisors Corporation (the "Investment Advisor") and Banc One High Yield Partners, LLC ("Banc One High Yield Partners"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or The One Group Services Company (the Trust's administrator pursuant to a management and administration agreement between The One Group Services Company and the Trust). In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

    Only Shareholders of record at the close of business on September 23, 1999 will be entitled to vote at the Special Meeting. On September 23, 1999, the Fund had a total of 184,391,268.387 Shares outstanding. Each Share of the Fund is entitled to one vote, with each fractional share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about October 19, 1999.

    One Group Mutual Funds' Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by One Group Mutual Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

    For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

    The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

    A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1999 IS AVAILABLE UPON REQUEST FROM THE ONE GROUP SERVICES COMPANY AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-480-4111.

                                  INTRODUCTION

    This Special Meeting is being called for the following purposes: (1) to approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation (the "Investment Advisor") and Banc One High Yield Partners, LLC ("Banc One High Yield Partners") with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    Approval of Proposal (1) requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

          PROPOSAL (1)--APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISOR AND BANC ONE HIGH YIELD PARTNERS

    On August 19, 1999, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or Banc One High Yield Partners, as defined in the 1940 Act, unanimously approved on behalf of the Fund the form of the proposed Sub-Investment Advisory Agreement between the Investment Advisor and Banc One High Yield Partners. (A copy of the form of the proposed Sub-Investment Advisory Agreement between the Investment Advisor and Banc One High Yield Partners is included as Exhibit A to this proxy statement). Under the proposed Sub-Investment Advisory Agreement, Banc One High Yield Partners would act as Sub-Advisor to the Fund with regard to that portion of the Fund's assets designated by the Investment Advisor for investment in corporate fixed-income securities and instruments rated below investment grade or unrated corporate fixed-income securities and instruments of similar quality (collectively, "High Yield Assets").

CURRENT INVESTMENT ADVISORY CONTRACT

    At the present time, the Investment Advisor, an indirect subsidiary of Bank One Corporation, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated January 11, 1993 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was last submitted to a vote of shareholders of the Fund on March 10, 1988. The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Trust's Board of Trustees renewed the Investment Advisory Agreement at their quarterly meeting on August 19, 1999. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by the Investment Advisor. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

    Under the Investment Advisory Agreement, the Investment Advisor makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, the Investment Advisor is entitled to a fee of sixty one-hundredths of one percent (.60%) of the Fund's daily net assets. The Investment Advisor and the Fund's administrator and distributor, The One Group Services Company, have agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .92% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares, and .67% for Class I shares for the period beginning November 1, 1999 and ending on October 31, 2000. For the fiscal year ended June 30, 1999, the Fund paid investment advisory fees to the Investment Advisor equal to $2,094,101.29 after taking into account fee waivers/reimbursements.(1)

PROPOSED SUB-INVESTMENT ADVISORY AGREEMENT

    Under the proposed Sub-Investment Advisory Agreement, if approved, the Investment Advisor will continue to have full responsibility for providing investment advisory services to the Fund. The Investment Advisor will discharge this responsibility in part through retention of Banc One High Yield Partners, at the Investment Advisor's sole expense, to manage those assets of the Fund that are designated from time to time by the Investment Advisor for investment in High Yield Assets. (Currently, up to 30% of the Fund's total assets may be invested in High Yield Assets). The Investment Advisor will oversee the activities of Banc One High Yield Partners and will be responsible for: (i) designating the assets of the Fund to be managed by Banc One High Yield Partners; and (ii) setting any policies it deems appropriate for Banc One High Yield Partners's activities, subject to the direction of the Fund's Trustees. Shareholders of the Fund will continue to receive the benefits of the Investment Advisor's supervision of the Fund and, under the proposed arrangement, receive the additional benefit of Banc One High Yield Partners' investment advisory services.

    Pursuant to the Sub-Investment Advisory Agreement, Banc One High Yield Partners, in accordance with the Fund's objective, policies and restrictions, and subject to the general supervision of the Trustees and the Investment Advisor, will manage the day-to-day investment activities for those assets designated as eligible for investment in High Yield Assets by the Investment Advisor (the "High Yield Portfolio"). Banc One High Yield Partners will make investment decisions concerning, and place all orders for, purchases and sales of the High Yield Portfolio's securities and maintain the High Yield Portfolio's records relating to such purchases and sales. Banc One High Yield Partners will bear those expenses expressly stated to be payable by it under the Sub-Investment Advisory Agreement.

    In consideration for the services provided and expenses assumed under the Sub-Investment Advisory Agreement, the Investment Advisor will pay Banc One High Yield Partners a fee, computed daily and paid monthly, at an annual rate of sixty one-hundredths of one percent (.60%) of the High Yield Portfolio's daily net assets. Banc One High Yield Partners has agreed to waive a portion of the sub-advisory fee in an amount equal to the percentage of the investment advisory fee that is waived by the Investment Advisor with respect to the Fund. The Investment Advisor will bear the sole responsibility for the payment of the sub-advisory fee to Banc One High Yield Partners.

    The proposed Sub-Investment Advisory Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending August 31, 2000. Thereafter, the Sub-Investment Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The proposed Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act or termination of the Investment Advisory Agreement.

    The Trustees recommend that the Shareholders of the Fund vote to approve the proposed Sub-Investment Advisory Agreement, thereby appointing Banc One High Yield Partners as the Sub-Investment

------------------------

(1) On March 22, 1999, the Pegasus Multi-Sector Bond Fund (the "Predecessor Fund") consolidated with the Fund. The Predecessor Fund is considered the surviving fund for accounting purposes. The Predecessor Fund had a fiscal year ending December 31st which was changed to June 30th upon consolidation with the Fund. The investment advisory fee is for the period beginning January 1, 1999 through June 30, 1999 and includes fees paid to First Chicago NBD Investment Management Company, an affiliate of the Investment Advisor, as advisor to the Pegasus Funds.

Advisor to the Fund. Approval by Shareholders of the Sub-Investment Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-investment advisory fees payable by the Fund, but will result in the payment of the sub-investment advisory fees by the Investment Advisor to Banc One High Yield Partners. Such sub-investment advisory fees are borne solely by the Investment Advisor and not by the Fund.

    In unanimously approving the proposed Sub-Investment Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Funds, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service to be provided by Banc One High Yield Partners; the complexity of the high yield market; and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Sub-Investment Advisory Agreement would be beneficial to the Fund and to Shareholders.

    In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Sub-Investment Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED SUB-INVESTMENT ADVISORY AGREEMENT.

INFORMATION ABOUT BANC ONE HIGH YIELD PARTNERS, LLC

    Banc One High Yield Partners, (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is a registered investment advisor formed in June, 1998 to provide investment advisory services related to high yield, high risk investments to the One Group High Yield Bond Fund (the "High Yield Bond Fund") and other advisory clients. Banc One High Yield Partners is controlled by the Investment Advisor and Pacholder Associates, Inc., (8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236). The Investment Advisor and Pacholder Associates, Inc. own 51% and 49% respectively of the membership units of Banc One High Yield Partners. As of June 30, 1999, Banc One High Yield Partners had approximately $150 million in assets under management. Banc One High Yield Partners has provided sub-advisory services to the High Yield Bond Fund since the High Yield Bond Fund's inception in 1998.

    The name, address, and principal occupation of each of the principal executive officer and each member of the board of managers of Banc One High Yield Partners are as follows:

                                          POSITION(S) HELD WITH
                                                 BANC ONE
NAME AND ADDRESS                           HIGH YIELD PARTNERS           PRINCIPAL OCCUPATION
----------------------------------------  ----------------------  -----------------------------------
Mark A. Beeson .........................  Manager, Chairman and   Senior Managing Director, Banc One
Banc One Investment Advisors                Chief Executive         Investment Advisors Corporation
  Corporation                               Officer
1111 Polaris Parkway
Columbus, Ohio 43271

William J. Morgan ......................  Manager                 President, Pacholder Associates,
Pacholder Associates, Inc.                                          Inc., a registered investment
8044 Montgomery Road, Suite #382                                    advisor
Cincinnati, Ohio 45236

James P. Shanahan, Jr. .................  Manager                 Managing Director & General
Pacholder Associates, Inc.                                          Counsel, Pacholder Associates,
8044 Montgomery Road, Suite #382                                    Inc., a registered investment
Cincinnati, Ohio 45236                                              advisor

                                          POSITION(S) HELD WITH
                                                 BANC ONE
NAME AND ADDRESS                           HIGH YIELD PARTNERS           PRINCIPAL OCCUPATION
----------------------------------------  ----------------------  -----------------------------------
Peter W. Atwater .......................  Manager                 Chief Operating Officer,
Banc One Investment Advisors                                        Banc One Investment Advisors
  Corporation                                                       Corporation
1111 Polaris Parkway
Columbus, Ohio 43271

Gary J. Madich, CFA ....................  Manager                 Senior Managing Director, Banc One
Banc One Investment Advisors                                        Investment Advisors Corporation
  Corporation
1111 Polaris Parkway
Columbus, Ohio 43271

INFORMATION ABOUT THE INVESTMENT ADVISOR

    The Investment Advisor is an indirect, wholly-owned subsidiary of Bank One Corporation, a bank holding company incorporated in the state of Delaware. Bank One Corporation, One Bank One Plaza, Chicago Illinois 60670 has affiliate banking organizations in Arizona, Colorado, Delaware, Florida, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, Bank One Corporation has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, Bank One Corporation had assets of over $256 billion as of June 30, 1999.

    The Investment Advisor represents a consolidation of the investment advisory staffs of a number of bank affiliates of Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the Trust since 1985. As of June 30, 1999, the Investment Advisor acted as investment adviser for approximately $126 billion in assets, of which over $59 billion is in the Trust.

    The name, address, and principal occupation of each of the principal executive officer and directors of the Investment Advisor are as follows:

                                          POSITION(S) HELD WITH
                                                   THE
NAME AND ADDRESS                            INVESTMENT ADVISOR           PRINCIPAL OCCUPATION
----------------------------------------  ----------------------  -----------------------------------
David J. Kundert .......................  Chairman, President,    Chairman, President and CEO, Banc
Banc One Investment Advisors                and CEO                 One Investment Advisors
  Corporation                                                       Corporation; Chairman, Bank One
1111 Polaris Parkway                                                Trust Company, N.A.
Columbus, Ohio 43271

Kenneth T. Stevens .....................  Director                Chairman, Bank One Retail Group
1111 Polaris Parkway
Columbus, Ohio 43240

Peter W. Atwater .......................  Director and Chief      Chief Operating Officer, Banc One
Banc One Investment Advisors                Operating Officer       Investment Advisors Corporation
  Corporation
1111 Polaris Parkway
Columbus, Ohio 43271

                                          POSITION(S) HELD WITH
                                                   THE
NAME AND ADDRESS                            INVESTMENT ADVISOR           PRINCIPAL OCCUPATION
----------------------------------------  ----------------------  -----------------------------------
David R. Meuse .........................  Director                Principal, Stonehenge Holdings,
Stonehenge Holdings, Inc.                                           Inc.
150 East Gay Street
Columbus, Ohio 43215

William G. Jurgenson ...................  Director                Executive Vice President, First
Bank One, N.A. (Illinois)                                           National Bank of Chicago
One Bank One Plaza
Chicago, Illinois 60670

William P. Boardman ....................  Director                Bank One Corporation, Senior
Bank One Corporation                                                Executive Vice President and Head
One Bank One Plaza                                                  of Acquisitions
Chicago, Illinois 60670

Richard W. Vague .......................  Director                Chairman and CEO, First USA
First USA
201 North Market Street
Wilmington, Delaware 19801

INFORMATION ABOUT THE ONE GROUP SERVICES COMPANY

    The One Group Services Company, a wholly-owned subsidiary of the BISYS Group, Inc., is the Trust's principal underwriter pursuant to a Distribution Agreement under which shares of the Trust are sold on a continuous basis. The One Group Services Company also serves as the Trust's Administrator pursuant to a Management and Administration Agreement. The address of The One Group Services Company is 3435 Stelzer Road, Columbus, Ohio 43219.

BANKING LAWS

    Banc One High Yield Partners believes that it may perform the services for the Fund contemplated by the Sub-Investment Advisory Agreement with the Investment Advisor without a violation of applicable banking laws and regulations. The Investment Advisor also believes that it may perform investment advisory services for the Fund pursuant to the Investment Advisory Agreement with the Trust without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Banc One High Yield Partners or the Investment Advisor could continue to perform services for the Fund.

                             ADDITIONAL INFORMATION

TRUSTEES AND OFFICERS OF THE FUND

    None of the trustees or officers of the Fund hold positions with the Investment Advisor or Banc One High Yield Partners, or have an interest in the Investment Advisor or Banc One High Yield Partners, or in a person controlling, controlled by or under common control with the Investment Advisor or Banc One High Yield Partners except John F. Finn (one of the trustees of the Fund) who owns or controls 10,125 shares of Bank One Corporation common stock, the indirect parent of the Investment Advisor.

OWNERS

    The following list indicates the ownership of the Shareholders who, to the best knowledge of the Fund, are the owners of more than 5% of the outstanding Shares of the Fund:

                                                                PERCENTAGE OF
NAME AND ADDRESS                          TITLE OF CLASS          OWNERSHIP         TYPE OF OWNERSHIP
---------------------------------------  -----------------  ----------------------  -----------------
Donaldson Lufkin Jenrette
  Securities Corporation Inc. .........  Class A Shares             6.66%                Record
P.O. Box 2052
Jersey City, NJ 07303-2052

Strafe & Co. ..........................  Class A Shares             5.06%                Record
BOIA--One Group Operations
1111 Polaris Parkway
PO Box 710211
Columbus, Ohio 43271-0211

Strafe & Co. ..........................  Class I Shares             88.69%               Record
BOIA--One Group Operations
1111 Polaris Parkway
PO Box 710211
Columbus, Ohio 43271-0211

    As a group, the Officers and Trustees of the Fund own less than 1% of the outstanding Shares of the Fund.

ALLOCATION OF BROKERAGE

    For the fiscal year ended June 30, 1999, the Fund did not pay brokerage commissions to affiliated brokers.

    Allocation of transactions, including their frequency, to various dealers is determined by the Investment Advisor with respect to the Fund based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Investment Advisor may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Investment Advisor and does not reduce the advisory fees payable to the Investment Advisor. Such information may be useful to the Investment Advisor in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Advisor in carrying out its obligations to the Fund.

Dated: October 19, 1999

    IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY USING ONE OF THE FOLLOWING THREE METHODS:

    1.  VOTE ON-LINE BY USING THE ENCLOSED INSTRUCTIONS;

    2.  VOTE BY CALLING TOLL FREE USING THE ENCLOSED INSTRUCTIONS; OR

    3. SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A
                       SUB-INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made as of             , 1999 by and between BANC ONE INVESTMENT
ADVISORS CORPORATION, an Ohio corporation with its principal office in Columbus, Ohio (hereinafter called the "Investment Adviser") and BANC ONE HIGH YIELD PARTNERS, LLC, an investment adviser with its principal office in Columbus, Ohio (hereinafter called the "Sub-Adviser").

    WHEREAS, the Investment Adviser serves as the Investment Adviser to One Group-Registered Trademark- Income Bond Fund (the "Fund") of One
Group-Registered Trademark- Mutual Funds (the "Trust"), a Massachusetts business trust and an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Investment Adviser desires to retain the Sub-Adviser to provide investment sub-advisory services to the Fund with regard to corporate fixed-income securities and instruments which are rated below investment grade or unrated corporate fixed-income securities of similar quality (collectively, "High Yield Assets") and the Sub-Adviser is willing and believes it possesses legal authority to make available such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

    1. RETENTION. The Investment Adviser hereby retains the Sub-Adviser to provide certain sub-investment advisory services set forth herein to it with regard to investments by the Fund in High Yield Assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such retention and agrees to furnish the services herein set forth for the compensation herein provided.

    2. DELIVERY OF DOCUMENTS. The Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

        (a) the Trust's Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on February 19, 1993, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

        (b) the Trust's Code of Regulations and amendments thereto;

        (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

        (d) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on February 20, 1985 and all amendments thereto;

        (e) the Trust's current Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

        (f) the Trust's most recent prospectus and Statement of Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

    The Investment Adviser will promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing documents.

    3. MANAGEMENT. Subject always to the instructions and supervision of the Investment Adviser and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for High Yield Assets with respect to those assets of the Fund that are designated by the Investment Adviser for investment in High Yield Assets from time to time (the "Portfolio"), including investment research and management with respect to all securities and investments constituting High Yield Assets and cash equivalents related thereto. Subject to any restrictions, instructions, or guidelines provided by either the Fund or the Investment Adviser, the Sub-Adviser will determine from time to time what High Yield Assets will be purchased, retained or sold by the Trust with respect to the Portfolio and will place all purchase and sale orders on behalf of the Fund with respect to the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Sub-Adviser further agrees that it:

        (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Sub-Adviser;

        (c) will not make loans to any person to purchase or carry units of beneficial interest ("Shares") in the Fund or make loans to the Trust;

        (d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to The One Group Services Company, the Investment Adviser, the Sub-Adviser or any affiliated person of either the Trust, The One Group Services Company, the Investment Adviser, or the Sub-Adviser, except to the extent permitted by the 1940 Act;

        (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than in the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. The foregoing shall not apply to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by the Securities and Exchange Commission or any other regulatory examiner of the Sub-Adviser, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Nothing herein shall restrict the Sub-Adviser's ability to publish information regarding the performance of accounts under its management; and

        (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Investment Adviser, the Sub-Adviser or the parents or subsidiaries or affiliates of the Investment Adviser or Sub-Adviser. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

    4. SERVICES NOT EXCLUSIVE. The investment advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Sub-Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any subsidiary or affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

    5. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request; provided, however, that the Sub-Adviser may retain copies of any or all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act all records which it maintains for the Fund that are required to be maintained by Rule 3la-1 under the 1940 Act.

    6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust and the Investment Adviser will be responsible for all of their respective expenses and liabilities.

    7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of sixty one-hundredths of one percent (.60%) of the Portfolio's average daily net assets. The Sub-Advisor agrees to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by the Investment Adviser with respect to the Fund.

    If the fee payable to the Sub-Adviser pursuant to this Section 7 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Portfolio's assets shall be computed in the manner specified in the Prospectus and the Trust's Declaration of Trust for the computation of the value of the Trust's net assets in connection with the determination of the net asset value of the Trust's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

    8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or fact or for any loss suffered by the Trust or the Investment Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    9. DURATION AND TERMINATION. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until August 31, 2000. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on August 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Sub-Adviser, or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment and upon termination of the Investment Advisory

Agreement between the Trust and the Investment Adviser. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

    10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

    The names 'One Group-Registered Trademark- Mutual Funds' and 'Trustees of One Group-Registered Trademark- Mutual Funds' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of 'One Group-Registered Trademark- Mutual Funds' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

               [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                BANC ONE INVESTMENT ADVISORS CORPORATION

                                                By: ------------------------------------------

                                                Title: Senior Managing Director
                                                ----------------------------------------------

                                                BANC ONE HIGH YIELD PARTNERS, LLC

                                                By: ------------------------------------------

                                                Title: Vice President--Portfolio Manager
                                                ----------------------------------------------

One Group Mutual Funds hereby acknowledges and agrees to the provisions of paragraph 3(e) of this Agreement.

ONE GROUP MUTUAL FUNDS

By: ------------------------------------------

Title: President
----------------------------------------------

                                   Exhibit B


                 ONE GROUP-Registered Trademark- INCOME BOND FUND


                          PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON NOVEMBER 19, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Mark S. Redman and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Income Bond Fund (the "Fund") on November 19, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon the following matter if personally present.

1. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the Fund;

     FOR                AGAINST             ABSTAIN
     (  )                (  )                (  )

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     FOR                AGAINST             ABSTAIN
     (  )                (  )                (  )

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH Joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such.
If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

__________________________________________
Signature of Shareholder(s)

__________________________________________
Signature of Shareholder(s)

Dated:  ________________________________ , 1999.

                      PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY
               PROMPTLY USING THE ENCLOSED ENVELOPE.  IF YOU HAVE VOTED YOUR
            PROXY ONLINE OR BY TELEPHONE, PLEASE DO NOT RETURN THIS PROXY CARD.

                                   Exhibit C

                  ONE GROUP-REGISTERED TRADEMARK-MUTUAL FUNDS
  Two Quick and Easy Ways
 To Vote Your Proxy INSTANTLY
--------------------------
As a valued One Group Income Bond Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT, which outlines important issues affecting the Fund, select one of the following quick and easy methods to register your vote -- ACCURATELY and IMMEDIATELY.

VOTE ON-LINE                                                VOTE BY TOLL-FREE PHONE CALL

1.  Read the enclosed PROXY STATEMENT and have your PROXY   1.  Read the enclosed PROXY STATEMENT and have your PROXY CARD* at
    CARD* at hand.                                              hand.
2.  Go to Web site WWW.PROXYVOTE.COM.                       2.  Call the toll-free Number found on your
3.  Enter the 12-digit Control Number found on your             PROXY CARD.
    PROXY CARD.                                             3.  Enter the 12-digit Control Number found on your
4.  Cast your vote using the easy-to-follow instructions.       PROXY CARD.
                                                            4.  Cast your vote using the easy-to-follow instructions.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.